UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2025

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on December 10, 2025 at the 2025 Annual Meeting of Stockholders (the “2025 ASM”) of AmpliTech Group, Inc. (the “Company”), the Company’s stockholders approved an Amendment to the Amended and Restated AmpliTech Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s common stock available for issuance thereunder by an additional 2,800,000 (the “Amendment”). The Amendment was previously adopted by the Company’s board of directors subject to stockholder approval. The Amendment is described in greater detail in the Company’s definitive proxy statement for the 2025 ASM, filed with the Securities and Exchange Commission on October 16, 2025 (the “Proxy Statement”), under the caption “Proposal 4: Approval of an Amendment to the Amended and Restated AmpliTech Group, Inc. 2020 Equity Incentive Plan,” which disclosure is incorporated herein by reference.

The description of the Amended and Restated AmpliTech Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), as amended by the Amendment is qualified in its entirety by reference to the full text of 2020 Plan as amended by the Amendment, contained in the Proxy Statement as Appendix A and Appendix B thereto and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2025, the Company held its 2025 ASM. As of the record date of October 15, 2025, 20,638,095 shares of the Company’s Common Stock were outstanding and entitled to vote. At the 2025 ASM, 11,868,414 shares of Common Stock, representing approximately 57.5% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at the 2025 ASM, each of which received a sufficient number of votes to pass.

1.	The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until such person resigns, is removed or otherwise leaves office:

	FOR	WITHHELD	BROKER NON-VOTE
Fawad Maqbool	6,088,225	77,818	5,702,371
Louisa Sanfratello	6,000,861	165,182	5,702,371
Shailesh “Sonny” Modi	6,086,894	79,149	5,702,371
Andrew Lee	5,409,540	756,503	5,702,371
Daniel Mazziota	5,521,175	644,868	5,702,371

2.	A proposal to ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2025:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,788,273	60,995	19,146	-

3.	A proposal to approve, on an advisory basis, the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,823,875	194,747	147,421	5,702,371

4.	A proposal to approve an Amendment to the Amended and Restated AmpliTech Group, Inc. 2020 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by an additional 2,800,000

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,510,384	1,708,812	946,846	5,702,371

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: December 15, 2025	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer